Exhibit 32.1

CERTIFICATIONS PURSUANT

TO 18 U.S.C.  SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of VGTel, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Peter Shafran, Chief Executive Officer of the Company, and Neil S. Fogel, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to our knowledge, that:

1.

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 8th, 2013

By: /s/ Peter Shafran

Peter Shafran

Chief Executive Officer

(Principal Executive Officer)

By: /s/ Neil S. Fogel

Neil S. Fogel

Chief Financial Officer

(Principal Financial Officer)